Exhibit 10.3
AMENDMENT
Dated as of January 27, 2009
to
PROMISSORY NOTES
Dated as of January 31, 2008
          THIS AMENDMENT (“Amendment”) is made as of January ___, 2009 by and among XATA CORPORATION, a Minnesota corporation (the “Maker”), and each of the holders set forth below (the “Holders”) of the Notes (as hereinafter defined). Defined terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Notes.
          WHEREAS, the Maker has issued to the Holders (i) its Senior Subordinated Promissory Notes dated January 31, 2008 in the aggregate principal amount of $1,475,000, with interest thereon, and (ii) its Senior Subordinated Convertible Promissory Notes dated January 31, 2008 in the aggregate principal amount of $525,000, with interest thereon, all as more fully set forth on Schedule A hereto (each a “Note” and collectively, the “Notes”): and
          WHEREAS, the Maker and the Holders have agreed to extend the Maturity Date of the Notes from January 31, 2009 to February 18, 2009 on the terms and conditions set forth herein.
          NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Maker and the Holders agree as follows:
          1. Amendments to Notes. The Notes are hereby amended deleting the date “January 31, 2009” is the first unnumbered paragraph of the Notes and inserting “February 18, 2009” in lieu thereof.
          2. Representations and Warranties of the Maker. The Maker hereby represents and warrants that this Amendment and the Notes as amended hereby constitute legal, valid and binding obligations of the Maker and are enforceable against the Maker in accordance with their terms.
          3. Reference to and Effect on the Notes.
          (a) Upon the effectiveness of Section 1 hereof, each reference to the Notes in the Purchase Agreement and the Subordination Agreements shall mean and be a reference to the Notes as amended hereby.
          (b) Except as specifically amended above, the Notes and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

          (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right power or remedy of the Holders, nor constitute a waiver of any provision of the Notes or any other documents, instruments and agreements executed and/or delivered in connection therewith.
          4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.
          5. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
          6. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.
[Signature Page Follows]

          IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

Maker:	XATA CORPORATION
	By:	/s/ Mark Ties
		Name:	Mark Ties
		Title:	Chief Financial Officer

Holders:	PLATINUM EQUITY CAPITAL PARTNERS, L.P. PLATINUM EQUITY CAPITAL PARTNERS-A, L.P. PLATINUM EQUITY CAPITAL PARTNERS-PF, L.P.
	By:	Platinum Equity Partners, LLC, their general partner

	By:	Platinum Equity Investment Holdings, LLC, its senior managing member

	By:	/s/ Mary Ann Sigler
		Name:	Mary Ann Sigler
		Title:	Vice President

PLATINUM TRANSPORTATION PRINCIPALS, LLC
	By:	Platinum Equity Investment Holdings, LLC, its senior managing member

	By:	/s/ Mary Ann Sigler
		Name:	Mary Ann Sigler
		Title:	Vice President

[Signature Page to Amendment to Promissory Notes]

SCHEDULE A

	Principal Amount	Principal Amount of
	of Senior	Senior Subordinated
	Subordinated	Convertible
Holder	Notes	Notes

Platinum Equity Capital Partners, L.P.	$867,921.06	$308,921.06

Platinum Equity Capital Partners-A, L.P.	238,439.83	84,868.41

Platinum Equity Capital Partners-PF, L.P.	162,139.11	57,710.53

Platinum Transportation Principals, LLC	206.500.00	73.500.00

	$1,475,000.00	$525,000.00